Exhibit 99.1
2008 Second Quarter Earnings Call August 15, 2008

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in Oncor Electric Delivery Company LLC's filings with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; changes in business strategy, development plans or vendor relationships; commercial bank market and capital market conditions; actions by credit rating agencies, satisfaction of the conditions to closing and the consummation of Oncor's sale of an approximate 20% equity stake; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; changes in technology used by and services offered by Oncor; and significant changes in Oncor's relationship with its employees. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Present Initiatives Sale of Approximately 20% of Oncor Competitive Renewable Energy Zones Advanced Meter System Rate Case Filing

Post-Transaction Structure Oncor Electric Delivery Holdings ("Oncor Holdings") Ring-fenced Energy Future Intermediate Holding Texas Competitive Electric Holdings ("TCEH") Energy Future Competitive Holdings New US Holding Company 19.75% Equity Ownership Oncor Management 80.03% Equity Ownership Up to 0.22% Equity Ownership Borealis GIC 1-5% TBD Energy

Sale to Consortium Will Strengthen Ringfencing Consortium has the right to nominate 2 of 11 Oncor board members Consortium's board members will have special governance rights Consent to changes in dividend policy and block distributions if in the best interests of Oncor Consent to an annual budget that decreases capex and O&M by >10% from prior year, excluding expenditures due to emergencies and requirements of the PUCT Consent to an acquisition > $1.5 billion outside of Texas Consent to material transactions between Oncor and any EFH group company Must approve certain "Material Actions", such as insolvency filing The current independent board members also have these special governance rights

Competitive Renewable Energy Zones (CREZ)

- In July, the PUCT selected Scenario 2 transmission plan (~18 GW transfer capacity).
- Scenario 2 represents approximately $5B in new transmission investment, totaling about 2200 miles of transmission.
- Joint 'Statement of Interest' filed with PUCT on July 24, indicating a comprehensive plan for Scenario 2:
  - Oncor Electric Delivery
  - Electric Transmission Texas
  - LCRA Transmission Services
  - Sharyland Utilities
  - AEP Texas North
  - AEP Texas Central
- Oncor's interest in the comprehensive plan involves more than $2B in investment totaling over 1000 miles.
- Settlement discussions continue among PUCT staff, interested parties and intervenors.
- Interested parties are to file a detailed CREZ Transmission Plan proposal by September 12.
- PUCT Hearing set for December 1-5.
- PUCT expected to award projects by March 2009.

Oncor Electric Delivery

6

Joint CREZ Statement of Interest

Advanced Meter System ("AMS") Filing Oncor filed its AMS plan on May 28, 2008. Oncor's AMS filing included: The installation of more than 3 million advanced meters across Oncor's service territory by the end of 2012 A comprehensive Customer Education program A provision to ensure the benefits of AMS are available to qualified low-income consumers A settlement was reached with the majority of intervening parties on August 11. It is anticipated that Commission approval will be granted as early as the end of August. The agreed to AMS surcharge amounts are $2.22 per month for residential customers, and range from $2.41 to $5.18 for other customer classes.

2008 Rate Review In compliance with commitments made in the PUCT 14.101 proceeding and its agreement with Cities, Oncor filed a system-wide rate case on June 27 based on a 2007 test year. Requests an increase of $275 million per year 2.7% on an average monthly residential customer's bill (~$5.09 per month) Oncor's existing delivery rates are among the lowest in the state and will remain so, even after this rate increase. Approved procedural schedule provides for hearing to commence on January 13, 2009.

$2,518 $2,793 Return Adjustments +$36 -$2 +$10 Depreciation Expense Self Insurance (primarily storm related) Revenue adjustments 2007 test year; $ millions +$131 $275 million increase over current rates Misc Adjustments incl. Energy Efficiency Pension & Other Post Retirement Benefits +$81 Network Transmission Fees +$19 2007 Test-Year Revenue Proposed Total Revenue 2008 Rate Review Key Adjustments

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Summary of Financial Results1 Net Income Q2 '07 vs. Q2 '08; $ millions Q2 '07 Q2 '08 54 76 Operating Revenues Q2 '07 vs. Q2 '08; $ millions Q2 '07 Q2 '08 548 592 PP&E, net Q2 '07 vs. Q2 '08; $ millions Q2 '07 Q2 '08 7847 8334 Operating Cash Flow 2 Q2 '07 vs. Q2 '08; $ millions Q2 '07 Q2 '08 176 119 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities

Credit Metrics Remained Strong1 Q2 '07 Q2 '08 243 286 EBITDA Q2 '07 vs. Q2 '08; $ millions EBITDA/Cash Interest TME 6/30/07 vs. TME 6/30/08; Ratio TME 6/30/07 TME 6/30/08 4.5 4.6 Debt/EBITDA TME 6/30/07 vs. TME 6/30/08; Ratio TME 6/30/07 TME 6/30/08 3.5 3.8 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger.

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans, advances from parent and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q2 07 Q2 08 Net Income - Oncor 54 85 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) - (9) Oncor Net Income, excluding BondCo 54 76 Table 1: Oncor Net Income Reconciliation Quarter Ended June 30, 2007 and 2008 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended June 30, 2007 and 2008 $ millions Q2 07 Q2 08 Operating Revenues - Oncor 582 626 Less: Operating Revenues - BondCo (34) (34) Oncor Operating Revenues, excluding BondCo 548 592

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended June 30, 2007 and 2008 $ millions Q2 07 Q2 08 Operating Cash Flow - Oncor 195 135 Less: Operating Cash Flow - BondCo (19) (16) Oncor Operating Cash Flow, excluding BondCo 176 119

Table 4: Oncor EBITDA Reconciliation Quarter Ended June 30, 2007 and 2008 $ millions Q2 07 Q2 08 Net Income - Oncor 54 85 Depreciation & Amortization - Oncor 114 121 Income Taxes - Oncor 30 52 Interest Expense - Oncor 78 73 EBITDA - Oncor, including BondCo 276 331 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (21) (23) Income Taxes - BondCo - - Interest Expense - BondCo (12) (11) Effects of fair value accounting (after-tax) - (11) Oncor EBITDA, excluding BondCo 243 286

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended June 30, 2007 and 2008 $ millions 6/30/07 6/30/08 Net Income - Oncor 332 358 Depreciation & Amortization - Oncor 479 470 Income Taxes - Oncor 171 214 Interest Expense - Oncor 300 308 EBITDA - Oncor, including BondCo 1,282 1,350 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (98) (97) Income Taxes - BondCo - - Interest Expense - BondCo (51) (47) Effects of fair value accounting (pre-tax) - (32) Oncor EBITDA, excluding BondCo 1,133 1,174

Table 6: Oncor Total Debt Reconciliation Quarter Ended June 30, 2007 and 2008 $ millions Q2 07 Q2 08 Short-term debt- Oncor 188 1,655 Long-term debt due currently - Oncor 298 101 Long-term debt, less due currently - Oncor 4,562 3,652 Long-term debt - Oncor, including BondCo 5,048 5,408 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (98) (101) Income Taxes - BondCo - - Long-term debt, less due currently - BondCo (928) (827) Fair value adjustment - BondCo - 10 Oncor Total Debt, excluding BondCo 4,022 4,490

Table 7: Oncor Interest And Debt Coverages Twelve Months Ended June 30, 2007 and 2008 $ millions Q2 07 Q2 08 Ref Source Interest expense and related charges - Oncor 300 308 Amortization of debt fair value discount - Oncor - (3) Amortization of debt discount - Oncor (6) (7) AFUDC - Oncor 7 7 Cash interest expense - Oncor 301 305 Less: Interest expense - BondCo (51) (47) Oncor cash interest expense, excluding BondCo 250 258 A Oncor EBITDA, excluding BondCo 1,133 1,174 B Table 5 Oncor Total Debt, excluding BondCo 4,022 4,491 C Table 6 EBITDA/Interest - ratio (B / A) 4.5x 4.6x Debt/EBITDA - ratio (C / A) 3.5x 3.8x